Called up share capital (Tables)	12 Months Ended
Jun. 30, 2024
Schedule of allotted called up and fully paid

	As at June 30
	2024	2023	2022
Allotted, called up and fully paid
Ordinary shares of $0.12 each	$533,298	$307,815	$255,819
Number allotted	4,439,733	25,651,140	21,318,118
Ordinary shares of $0.12 each	$533,298	$307,815	$255,819

Schedule of movements in ordinary shares

	Shares No.	Par value USD 000	Share premium USD 000	Total USD 000
At June 30, 2022	21,318,118	256	99,418	99,674
Capital raises [1]	4,230,770	51	5,449	5,500
Employee share scheme issues [2]	102,252	1	151	152
At June 30, 2023	25,651,140	308	105,018	105,326
Capital raises [1]	1,715,191	206	2,862	3,068
Employee share scheme issues [2]	282,836	19	340	359
Reverse stock split3(	(23,209,434)	-	-	-
At June 30, 2024	4,439,733	533	108,220	108,753

1	During the year ended June 30, 2024, the company issued 1,715,191 million shares to capital market investors through At the Market issuances and registered direct offerings, raising $3.1 million in gross proceeds.

On July 29, 2022, the Company entered into a Securities Purchase Agreement to issue and sell, in a registered direct offering directly to an investor, (i) an aggregate of 2,300,000 Ordinary Shares (the “Shares”), nominal value $0.012 per share, at an offering price of $1.30 per share and (ii) an aggregate of 1,930,770 pre-funded warrants exercisable for Ordinary Shares at an offering price of $1.2999 per pre-funded warrant, for gross proceeds of approximately $5.5 million before deducting the placement agent fee and related offering expenses. The pre-funded warrants were sold to the Investor whose purchase of Ordinary Shares in the Registered Offering would otherwise result in the Investor, together with its affiliates and certain related parties, beneficially owning more than 4.99% of the Company’s outstanding Ordinary Shares immediately following the consummation of the Registered Offering, in lieu of Ordinary Shares. Each pre-funded warrant represents the right to purchase one Ordinary Share at an exercise price of $0.0001 per share. The pre-funded warrants were exercised on November 22, 2022.

In a concurrent private placement, the Company agreed to issue to the investor, Series A Warrants exercisable for an aggregate of 4,230,770 Ordinary Shares at an exercise price of $1.30 per share. Each Series A Warrant will be exercisable on February 2, 2023 and will expire on February 2, 2028. The Series A Warrants and the Ordinary Shares issuable upon the exercise of the Series A Warrants were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder.

Each share has the same right to receive dividends and repayment of capital and represents one vote at shareholders’ meetings. Proceeds received in addition to the nominal value of the shares issued during the year have been included in share premium. The costs associated with the issuance of new shares are included within other reserves (see Note 27). Share premium has also been recorded in respect of the share capital related to employee share awards.